UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 6, 2005 (June 30, 2005)

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 E. Princess Drive, Suite 290, Scottsdale, Arizona	85255

(Address of Principal Executive Offices)	(Zip Code)

(480) 609-3330
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

     Effective June 30, 2005 we amended the Employment Agreements we have with our Co-CEOs, Steven J. Hilton and John R. Landon, to change the method used to determine the benefit attributable to the Co-CEOs personal use of private aircraft paid for by the Company. We do not believe this change will have a material effect to either the Company or our Co-CEOs.

     The amended exhibits relating to the above described change are filed as Exhibits 10.1 and 10.2 hereto.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     10.1 Exhibit B to Employment Agreement between the Company and John R. Landon

     10.2 Exhibit B to Employment Agreement between the Company and Steven J. Hilton

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2005

MERITAGE HOMES CORPORATION
/s/ Larry W. Seay
By: Larry W. Seay
Chief Financial Officer, Vice President and Secretary